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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 9, 2003



           AMERICAN EXPRESS                 AMERICAN EXPRESS RECEIVABLES
            CENTURION BANK                    FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust



       Utah                 11-2869526       333-76238-02            Delaware              13-3854638        333-76238-01
 (State or Other         (I.R.S. Employer    (Commission         (State or Other        (I.R.S. Employer      (Commission
 Jurisdiction of          Identification     File Number)        Jurisdiction of         Identification      File Number)
 Incorporation or             Number)                            Incorporation or            Number)
  Organization)                                                   Organization)
                    4315 South 2700 West                                             World Financial Center
                 Salt Lake City, Utah 84184                                             200 Vesey Street
                    (801) 945-3000                                                  New York, New York 10285
                                                                                         (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

              N/A                                        N/A
(Former Name or Former Address,           (Former Name or Former Address,
if Changed Since Last Report)              if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 9, 2003, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $588,200,000 aggregate principal amount of Class A 1.69% Asset Backed Certificates, Series 2003-4, and $40,800,000 aggregate principal amount of Class B 1.90% Asset Backed Certificates, Series 2003-4, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit  99.01    Series Term Sheet, dated June 9, 2003, Class A
                           1.69% Asset Backed Certificates, Series 2003-4, and the Class B 1.90% Asset Backed Certificates, Series 2003-4, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust


                                       By:      /s/  Maureen A. Ryan
                                           ------------------------------------
                                          Name:  Maureen A. Ryan
                                          Title: Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                         American Express Receivables Financing
                             Corporation II
                         on behalf of the American Express Credit Account Master Trust


                         By:      /s/  John D. Koslow
                             ----------------------------------------
                            Name:  John D. Koslow
                            Title: Vice President and Treasurer


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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated June 9, 2003, with respect to the proposed issuance of the Class A 1.69% Asset Backed Certificates, Series 2003-4, and the Class B 1.90% Asset Backed Certificates, Series 2003-4, of the American Express Credit Account Master Trust.